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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           __________________________________________________________
      Date of Report (date of earliest event reported): September 27, 2001

                         GENESIS MICROCHIP INCORPORATED
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             (Exact name of registrant as specified in its charter)



       NOVA SCOTIA, CANADA              000-29592                   N/A
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 (State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
  Incorporation or Organization)                            Identification No.)


                         165 Commerce Valley Drive West
                       Thornhill, Ontario, Canada L3T 7V8
           ----------------------------------------------------------
                    (Address of principal executive offices)

                                 (905) 889-5400
           ----------------------------------------------------------
              (Registrant's telephone number, including area code)






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Item 5. Other Events
        ------------

     On September 27, 2001, Genesis Microchip Incorporated, a Nova Scotia corporation (the "Company"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") by and between the Company and Sage, Inc., a Delaware corporation ("Sage"). Pursuant to the Merger Agreement, following a change in the legal domicile of the Company to the United States, a subsidiary of the Company will be merged with and into Sage with Sage continuing as the surviving corporation and as a wholly-owned subsidiary of the Company (the "Merger"). As a result of the Merger, each issued and outstanding share of common stock, par value $0.01 per share, of Sage will be automatically converted into the right to receive 0.571 of a validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Company. The consummation of the Merger is subject to the completion of the change in the legal domicile of the Company to the United States, the approval of the stockholders of the Company and Sage, receipt of necessary approvals under United States and applicable foreign antitrust laws, SEC clearance and other customary closing conditions. The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. A copy of the Merger Agreement is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

     On September 28, 2001, the Company and Sage issued a joint press release announcing that the Company and Sage had entered into the Merger Agreement. The joint press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 7. Financial Statements and Exhibits
        ---------------------------------

(c)     Exhibits:
        --------

        2.1 Agreement and Plan of Merger and Reorganization, dated as of September 27, 2001, by and between Genesis Microchip Incorporated, a Nova Scotia corporation, and Sage, Inc., a Delaware corporation.

        99.1 Joint press release of Genesis Microchip Incorporated and Sage, Inc., issued on September 28, 2001.

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                                INDEX TO EXHIBIT

  Exhibit
   Number                                Description
-----------   ------------------------------------------------------------------
    2.1       Agreement and Plan of Merger and Reorganization, dated as of
              September 27, 2001, by and between Genesis Microchip Incorporated, a Nova Scotia corporation, and Sage, Inc., a Delaware corporation.

   99.1 Joint press release of Genesis Microchip Incorporated and Sage, Inc., issued on September 28, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GENESIS MICROCHIP INCORPORATED


Dated: September 28, 2001             By: /s/ I. Eric Erdman
                                          --------------------------------------
                                          I. Eric Erdman
                                          Chief Financial Officer and Secretary